      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 1996

                                                    REGISTRATION NO. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                            _________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            _________________________

                            US FACILITIES CORPORATION
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                       33-0097221
     (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification No.)
                            _________________________

                        650 TOWN CENTER DRIVE, SUITE 1600
                          COSTA MESA, CALIFORNIA  92626
                                 (714) 549-1600
               (Address, including zip code, and telephone number,
        including area code, of Registrant's Principal Executive Offices)
                            _________________________

              1991 DIRECTORS STOCK OPTION PLAN AMENDED AND RESTATED
              AMENDED AND RESTATED 1991 EMPLOYEE STOCK OPTION PLAN
                              (Full Title of Plan)
                            _________________________

                                 JOSE A. VELASCO
              SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                        650 TOWN CENTER DRIVE, SUITE 1600
                          COSTA MESA, CALIFORNIA  92626
                                 (714) 549-1600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            _________________________

                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                          PROPOSED    PROPOSED
                                           MAXIMUM     MAXIMUM
                             AMOUNT       OFFERING    AGGREGATE    AMOUNT OF
   TITLE OF SECURITIES        TO BE       PRICE PER   OFFERING   REGISTRATION
    TO BE REGISTERED       REGISTERED     SHARE(1)    PRICE(1)        FEE
- --------------------------------------------------------------------------------
Common Stock, $.01
 par value              1,000,000 shares  $17.1875  $17,187,500   $ 5,926.72
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) and based on the high and low prices of the Common Stock of US Facilities Corporation as reported on May 21, 1996 on The Nasdaq National Market.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                     INTRODUCTION

         This Registration Statement on Form S-8 is filed by US Facilities Corporation (the "Company") relating to (a) an additional 900,000 shares of the Company's common stock, $.01 par value (the "Common Stock"), which includes 400,000 shares presently available under the Company's Amended and Restated 1991 Employee Stock Option Plan ("Plan") for issuance upon exercise of stock options pursuant to the Plan, plus an additional 500,000 shares which may be added to the Plan in future years; and (b) an additional 100,000 shares of the Company's Common Stock issuable upon exercise of stock options pursuant to the Company's 1991 Directors Stock Option Plan Amended and Restated, and consists of only those items required by General Instruction E to Form S-8.

                                   INCORPORATION OF
                       PREVIOUSLY FILED REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8 (No. 33-41086), previously filed with the Securities and Exchange Commission on June 7, 1991 by the Company, are incorporated herein by reference and made a part hereof.

ITEM 8.  EXHIBITS.

EXHIBIT NO.   DESCRIPTION
- -----------   -----------
    4.1       Restated Certificate of Incorporation, as amended, as presently in effect. Filed as Exhibits 3.1 and 3.1.1 to the Company's
              Registration Statement on Form S-1 (No. 33-7534) and as Exhibit 3 to the Company's Current Report on Form 8-K dated May 24, 1990, and incorporated herein by this reference.

    4.2*      Bylaws of the Company, as amended, as presently in effect.

    4.3 Common Stock Certificate of the Company. Filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 33-7534) and incorporated herein by this reference.

    4.4 Rights Agreement. Filed as Exhibit 2 to the Company's Current Report on Form 8-K dated May 24, 1990, and incorporated herein by this reference.

    4.5 First Amendment to Rights Agreement. Filed as Exhibit 1 to the Company's Current Report on Form 8-K dated January 16, 1992, and incorporated herein by this reference.

    4.6 Second Amendment to Rights Agreement. Filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 29, 1994, and incorporated herein by this reference.

    4.7 Third Amendment to Rights Agreement. Filed as Exhibit 4 to the Company's Current Report on Form 8-K dated September 28, 1995, and incorporated herein by this reference.

    4.8 US Facilities Corporation Amended and Restated 1991 Employee Stock Option Plan. Filed as Exhibit A to the Company's Proxy Statement for the May 22, 1996 Annual Meeting of Stockholders, and incorporated herein by this reference.

    4.9 US Facilities Corporation 1991 Directors Stock Option Plan Amended and Restated. Filed as Exhibit B to the Company's Proxy Statement for the May 22, 1996 Annual Meeting of Stockholders, and incorporated herein by this reference.

    5* Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities being registered

    23.1*     Consent of KPMG Peat Marwick LLP

    23.2* Consent of Gibson Dunn & Crutcher LLP (contained in Exhibit 5 hereto)

    24*       Power of Attorney (contained on signature page hereto)

- ---------------

    * Describes the exhibits filed with this Registration Statement on Form S-8.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1993, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California, on May 22, 1996.

                                       US FACILITIES CORPORATION


                                       By:   /s/ JOSE A. VELASCO
                                            ----------------------
                                            Jose A. Velasco
                                            Senior Vice President, Secretary
                                            & General Counsel


                                  POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints
JOSE A. VELASCO and DAVID L. CARGILE his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                     TITLE                           DATE
         ---------                     -----                           ----


  /s/ DAVID L. CARGILE        Chairman of the Board, Chief
- -------------------------    Executive Officer and President        May 22, 1996
    David L. Cargile          (Principal Executive Officer)


    /s/ MARK BURKE        Senior Vice President, Chief Financial
- -------------------------   Officer and Treasurer (Principal        May 22, 1996
      Mark Burke            Financial and Accounting Officer)


   /s/ HOWARD S. SINGER        Director and Executive Vice
- -------------------------    President-Corporate Finance and        May 22, 1996
     Howard S. Singer              Investor Relations

  /s/ CHARLES L. SCHULTZ               Director                 May 22, 1996
- ------------------------------
   Charles L. Schultz

  /s/ BERNARD H. ROSS
- ------------------------------         Director                 May 22, 1996
    Bernard H. Ross

  /s/ KENNETH C. TYLER
- ------------------------------         Director                 May 22, 1996
    Kenneth C. Tyler

  /s/ JOHN F. KOOKEN
- ------------------------------         Director                 May 22, 1996
    John F. Kooken

/s/ L. STEVEN MEDGYESY, M.D.
- ------------------------------         Director                 May 22, 1996
   L. Steven Medgyesy, M.D.

                                    EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
- -----------                            -----------
    4.1 Restated Certificate of Incorporation, as amended, as presently in effect. Filed as Exhibits 3.1 and 3.1.1 to the Company's Registration Statement on Form S-1 (No. 33-7534) and as Exhibit 3 to the Company's Current Report on Form 8-K dated May 24, 1990, and incorporated herein by this reference.

    4.2*      Bylaws of the Company, as amended, as presently in effect.

    4.3 Common Stock Certificate of the Company. Filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No. 33-7534) and incorporated herein by this reference.

    4.4 Rights Agreement. Filed as Exhibit 2 to the Company's Current Report on Form 8-K dated May 24, 1990, and incorporated herein by this reference.

    4.5 First Amendment and Rights Agreement. Filed as Exhibit 1 to the Company's Current Report on Form 8-K dated January 16, 1992, and incorporated herein by reference.

    4.6 Second Amendment to Rights Agreement. Filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 29, 1994, and incorporated herein by this reference.

    4.7 Third Amendment to Rights Agreement. Filed as Exhibit 4 to the Company's Current Report on Form 8-K dated September 28, 1995, and incorporated herein by this reference.

    4.8 US Facilities Corporation Amended and Restated 1991 Employee Stock Option Plan. Filed as Exhibit A to the Company's Proxy Statement for the May 22, 1996 Annual Meeting of Stockholders, and incorporated herein by this reference.

    4.9 US Facilities Corporation 1991 Directors Stock Option Plan Amended and Restated. Filed as Exhibit B to the Company's Proxy Statement for the May 22, 1996 Annual Meeting of Stockholders, and incorporated herein by this reference.

    5* Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the securities being registered.

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    23.1*     Consent of KPMG Peat Marwick LLP

    23.2* Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5 hereto)

    24*       Power of Attorney (contained on signature page hereto)

- ------

*   Describes the exhibits filed with this Registration Statement on Form S-8.


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